UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 18, 2006
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

13900 Riverport Drive	63043
Maryland Heights, MO	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number including area code: (314) 770-1666
No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 18, 2006, Express Scripts, Inc. (“Express Scripts”), issued a press release announcing its proposal to acquire Caremark Rx, Inc. (“Caremark”). The proposal was communicated on December 18, 2006 in a letter from George Paz, Express Script’s President, Chief Executive Officer and Chairman of the Board to Edwin M. Crawford, Chairman of the Board, President and Chief Executive Officer of Caremark. The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Crawford, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
99.1	Express Scripts, Inc. press release, dated December 18, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC

	By:	/s/ Thomas M. Boudreau

	Name:	Thomas M. Boudreau
	Title:	Senior Vice President and General
Counsel

Dated: December 18, 2006

Exhibit Index

Exhibit No.	Exhibit

99.1	Express Scripts, Inc. press release, dated December 18, 2006.